MFS(R) High Income Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

     Portfolio Manager            Primary Role            Since                  Title and Five Year History
     -----------------            ------------            -----                  ---------------------------
     John Addeo                 Portfolio Manager          2000                 Vice President of MFS; employed in the
                                                                                investment management area of MFS since 1998.

     David P. Cole              Portfolio Manager      October 2006             Vice President of MFS; employed in the
                                                                                investment management area of MFS since 2004.
                                                                                High Yield Analyst at Franklin Templeton
                                                                                Investments from 1999 to 2004.


                 The date of this Supplement is October 9, 2006.